EXHIBIT 99.2

NEWS RELEASE

For Immediate Release

NCO GROUP ACQUIRES PROTOCOL GLOBAL SOLUTIONS

HORSHAM, PA, May 19, 2011 - NCO Group, Inc. (“NCO” or the “Company”), a global provider of business process outsourcing services, announced today that it has acquired Protocol Global Solutions, Inc. (“Protocol”), a leading provider of BPO solutions specializing in contact center services for the energy, healthcare, government, pharmaceutical, and insurance markets. Protocol has 2,200 employees in seven locations across the U.S. and internationally.

Within its CRM group, NCO currently serves some of the most prestigious brands in the world via all contact channels, across the complete customer lifecycle. The impact of the transaction is a combined company with enhanced CRM market penetration and capabilities to drive growth in strategic markets. This further strengthens opportunities to provide a broader range and scale of client solutions in the CRM marketplace.

Commenting on the acquisition, Ronald A. Rittenmeyer, NCO’s President and Chief Executive Officer, stated, “The acquisition of Protocol is an integral part of the repositioning of our CRM business. Protocol’s strong presence in growth verticals as well as their experienced and proven management team will enhance our service offerings and build on NCO’s leadership position in the BPO industry.”

About NCO Group, Inc.

NCO Group, Inc. is a leading global provider of business process outsourcing services, primarily focused on accounts receivable management and customer relationship management. NCO provides services through over 100 offices throughout North America, Asia, Europe and Australia.

For further information contact:

NCO Group:

Tom Hoy, Senior Vice President of Marketing

(215) 441-2139

Certain statements in this press release, including, without limitation, statements as to expected operating results, statements as to fluctuations in annual and quarterly operating results, statements as to the impact from economic conditions, statements as to future opportunities, statements as to operating efficiencies, statements about expected opportunities in our markets, statements as to trends, statements as to regulatory changes, statements as to NCO’s or management’s beliefs, expectations or opinions, and all other statements in this press release, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, risks related to the economy, the risk that

NCO will not be able to implement its business strategy as and when planned, the risk that NCO will not be able to realize operating efficiencies in the integration of its acquisitions, risks related to NCO’s significant level of debt, its ability to service such debt and comply with debt covenants, risks of future impairment charges to our goodwill, intangible assets and purchased accounts receivable, risks related to union organizing efforts at the Company’s facilities, risks related to past and possible future terrorists attacks, the risk that NCO will not be able to improve margins, risks relating to growth and acquisitions, risks related to fluctuations in quarterly operating results, risks related to the timing of contracts, risks related to international operations, risks related to the possible loss of key clients or loss of significant volumes from key clients, risks related to regulatory changes and other risks detailed from time to time in NCO’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2010, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.